AMENDMENT TO EMPLOYMENT AGREEMENT


      This Amendment to Employment Agreement (the "Amendment") is made as of the 15th day of December, 1995 between POTOMAC ELECTRIC POWER COMPANY (the "Company") and JOHN M. DERRICK, JR. (the "Executive").

                                   RECITALS:

      WHEREAS, the Company and the Executive have entered into an Employment Agreement dated as of August 1, 1995 (the "Agreement"); and

      WHEREAS, the Company and the Executive would like to amend the Agreement in certain respects.

      NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Paragraph 5(b)(i) of the Agreement and any references thereto within the Agreement are hereby deleted in their entirety. Paragraphs 5(b)(ii) and 5(b)(iii) shall not be renumbered.

      2. Except as amended herein, the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date set forth above.

POTOMAC ELECTRIC POWER COMPANY            EXECUTIVE



    /s/  Edward F. Mitchell                /s/  John M. Derrick, Jr.
By: _____________________________         ___________________________
      Edward F. Mitchell                     John M. Derrick, Jr.
      Chairman of the Board and
        Chief Executive Officer